                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                          DST SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

          [LOGO]

                               DST SYSTEMS, INC.

                           NOTICE AND PROXY STATEMENT

                                      FOR

                       THE ANNUAL MEETING OF STOCKHOLDERS

                             TUESDAY, MAY 11, 1999

                            YOUR VOTE IS IMPORTANT!

       Please mark, date and sign the enclosed Proxy or Instruction Card and promptly return it in the enclosed envelope, or vote by telephone or the
                                    Internet
                           as described on the card.

MAILING OF THIS NOTICE AND PROXY STATEMENT, THE ACCOMPANYING PROXY OR INSTRUCTION CARD AND THE 1998 ANNUAL REPORT, COMMENCED ON OR ABOUT MARCH 30, 1999.

                               DST SYSTEMS, INC.
                              333 WEST 11TH STREET
                          KANSAS CITY, MISSOURI 64105

                            ------------------------

                                PROXY STATEMENT
                                      AND
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 1999

                            ------------------------

    You are hereby notified of and cordially invited to attend the Annual Meeting of Stockholders of DST Systems, Inc., a Delaware corporation ("DST"), to be held at the Muehlebach Tower, Truman-A Room, Kansas City Marriott Downtown, 1213 Wyandotte, Kansas City, Missouri, at 10:30 a.m., Central Time, on Tuesday, May 11, 1999, to consider and vote upon the following matters:

1.  Election of two directors; and

2. Such other matters which are now unknown to DST as may properly be brought before the Annual Meeting or any adjournment thereof.

    The Board of Directors has set the close of business on March 17, 1999 as the record date for determining which stockholders are entitled to notice of and to vote at this meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting during the Annual Meeting and during regular business hours at the offices of DST, 333 West 11th Street, Kansas City, Missouri, in the 10-day period prior to the Annual Meeting.

    It is important that your shares be represented at the meeting. A Proxy Card is enclosed for those of you who hold shares directly. If you are holding stock of DST through participation in The Employee Stock Ownership Plan of DST Systems, Inc. or the USCS International, Inc. 401(k) Retirement Plan, the enclosed Instruction Card permits you to direct the vote of shares allocated to you under the plan. Regardless of whether you plan to attend the Annual Meeting, please date the Proxy or Instruction Card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States. Alternatively, you may cast your votes by telephone or through the Internet as described on the Proxy or Instruction Card.

    If you own shares registered in the name of a broker, you should receive a card from that broker permitting you to direct the broker to vote those shares. Please promptly complete the card and return it to the broker.

    Any stockholder or stockholder's representative who may need special assistance or accommodation to participate in the Annual Meeting because of a disability should contact DST's Corporate Secretary at the above address, (816) 435-4636. To provide DST sufficient time to arrange for reasonable assistance, please submit all such requests by May 1, 1999.

                                          By Order of the Board of Directors,

                                          /s/ Robert C. Canfield

                                          Robert C. Canfield
                                          SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                          AND SECRETARY

The date of this Notice is March 30, 1999.

                               DST SYSTEMS, INC.
                              333 WEST 11TH STREET
                          KANSAS CITY, MISSOURI 64105

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                                    CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Voting.....................................................................................................           1

Principal Stockholders and Stockholdings of Management.....................................................           4

Proposal--Election of Two Directors........................................................................           7

The Board of Directors.....................................................................................           8

Executive Compensation.....................................................................................          11

Other Matters..............................................................................................          19

                                PROXY STATEMENT

    This proxy statement is being mailed on or about March 30, 1999, to all holders of the common stock of DST Systems, Inc. ("DST"), par value $.01 per share ("DST Common Stock"), which is the only class of voting securities of DST outstanding at the close of business on March 17, 1999 (the "Record Date"). Such stockholders are entitled to vote on the proposal to be presented by the DST Board of Directors (the "DST Board") at the Annual Meeting of Stockholders to be held at 10:30 a.m. Central Time, on Tuesday, May 11, 1999, at the Muehlebach Tower, Truman-A Room, Kansas City Marriott Downtown, 1213 Wyandotte, Kansas City, Missouri ("Annual Meeting"). The DST Board is soliciting your proxy or instructions to vote on the proposal, and is also furnishing you with the Annual Report to stockholders of DST for the year ended December 31, 1998.

                                     VOTING

    PROPOSAL. At the Annual Meeting, the DST Board intends to present the election of two directors. The DST Board knows of no other matters that will be presented or voted on at the Annual Meeting. Stockholders do not have any dissenters' rights of appraisal in connection with the election of two directors.

    TABULATION OF VOTES. Each stockholder may cast one vote for each share of DST Common Stock held by such stockholder on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may vote cumulatively for directors. In other words, each stockholder may cast a number of votes equal to the number of shares of DST Common Stock held by such stockholder on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all such votes for a single nominee or distribute them between the nominees as the stockholder chooses. The directors are elected by a plurality of the shares voted by the stockholders. The plurality is determined by reference to the number of votes for each director nominee, and where, as here, there are two vacancies for director, the two nominees with the highest number of affirmative votes are elected. Votes with regard to the election of directors may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes (which occur when a broker has not received directions from customers, and the broker cannot or does not vote the customers' shares) will have no effect on a proposal to elect directors.

    On any proposal other than the election of directors, a majority of the shares represented at the meeting in person or by proxy is required for the adoption of the proposal. The percentage of shares that have been affirmatively voted for such a proposal is determined by dividing the affirmative votes by the total of the number of shares voted for the proposal, the number of shares voted against the proposal, the number of shares abstained from voting on the proposal, and broker non-votes. In other words, abstentions and broker non-votes will have the effect of votes against a proposal.

    QUORUM. In order for any proposal to be approved at the Annual Meeting, a quorum of DST stockholders must be present at the meeting, either in person or through a proxy, regardless of whether such stockholders vote their shares. The presence in person or by proxy of the holders of a majority of the shares of DST Common Stock outstanding on the Record Date constitutes a quorum. Broker non-votes generally would not affect the determination of whether the holders of the majority of shares of outstanding DST Common Stock are present at the Annual Meeting because typically some of the shares held in the broker's name have been voted on at least some proposals, and therefore, all of such shares held in the broker's name are considered present at the Annual Meeting.

    HOW STOCKHOLDERS VOTE. Stockholders may hold DST Common Stock in their own names, through allocations to the stockholders' accounts under The Employee Stock Ownership Plan of DST Systems, Inc. (the "DST ESOP") or the USCS International, Inc. 401(k) Retirement Plan ("USCS 401(k)"), or through a broker or other nominee, and may vote such stock as follows:

    DST COMMON STOCK HELD IN STOCKHOLDER'S NAME. Stockholders who hold DST Common Stock in their own names may only vote their shares of DST Common Stock if they or their proxies are present at the Annual Meeting. Stockholders may appoint as their proxy the Proxy Committee, which consists of officers of DST whose names are listed on the Proxy Card. The Proxy Committee will vote all shares of DST Common Stock for which it is the proxy as specified by the stockholders on the Proxy Cards.* A stockholder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Proxy Card and inserting the full name of such other person. In that case, the stockholder must sign the Proxy Card and deliver it to the person named, and the person named must be present and vote at the Annual Meeting.

    If a properly executed and unrevoked Proxy Card does not specify how the shares of DST Common Stock represented thereby are to be voted, the Proxy Committee intends to vote such shares for the election as directors of the persons nominated by the DST Board ("Board Nominees") and in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting. This Proxy Statement solicits, and the Proxy Card or telephone or Internet vote grants, discretionary authority to the Proxy Committee to vote cumulatively for directors by, for instance, casting all its votes for a single Board Nominee. The Proxy Committee does not intend to vote cumulatively unless persons other than Board Nominees are properly nominated and such a vote appears necessary to assure that a Board Nominee is elected.

    DST COMMON STOCK ALLOCATED UNDER THE DST ESOP OR THE USCS
401(K). Individuals for whom shares of DST Common Stock are allocated in the DST ESOP or the USCS 401(k) may on the Instruction Card instruct the DST ESOP or USCS 401(k) trustee how to vote their allocated shares.** With respect to any shares of DST Common Stock not allocated to the accounts of participants and the shares for which the trustee received no instructions, the DST ESOP trustee must vote the shares in the same proportion as those shares for which it received instructions, and the USCS 401(k) trustee may vote the shares as the committee that administers the plan directs. For either plan, the plan trustee may vote shares allocated to the accounts of the participants either in person or through a proxy.

    DST COMMON STOCK HELD THROUGH A BROKER OR OTHER NOMINEE. When shares are registered in a broker or broker nominee name, each broker or nominee must solicit from its customers holding DST Common Stock on the Record Date directions on how to vote the customers' shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward soliciting materials to the beneficial owners of shares, and, upon request, will be reimbursed by DST for their reasonable expenses in mailing soliciting materials to such beneficial owners. Whether member brokers may vote the shares of their customers when they have not received directions from their customers depends on the proposal and on the rules and procedures of the New York Stock Exchange ("NYSE") and the Chicago Stock Exchange, which are the exchanges that list DST Common Stock for trading.

------------------------

* Stockholders may also specify their vote and appoint the Proxy Committee to vote their shares via a toll-free telephone number or through the Internet. The Internet address and telephone number are shown on the Proxy Card.

** Internet and telephone voting are also available to DST ESOP and USCS 401(k) participants, and the Instruction Card contains the Internet address and toll-free telephone number.

    REVOKING PROXY AUTHORIZATIONS OR INSTRUCTIONS. Until the polls close, (or, in the case of DST ESOP or USCS 401(k) participants, until the plan trustee votes), votes with respect to shares held other than through a broker or nominee may be recast by (a) an Internet or telephone vote subsequent to the date shown on a previously executed and delivered Proxy or Instruction Card or to the date of a prior electronic vote or (b) with a later-dated, properly executed and delivered Proxy or Instruction Card. Otherwise, a stockholder may not revoke a vote, even by attending the Annual Meeting, unless, in the case of a stockholder of record, a written revocation is delivered to the Corporate Secretary of DST at any time before the Chairman of the Annual Meeting closes the polls, or, in the case of a DST ESOP or USCS 401(k) participant, the trustee's revocation procedures are followed. A customer of a broker or nominee may recast votes or revoke instructions to the broker or nominee only by obtaining and following the procedures of the broker or nominee.

    ATTENDANCE AND VOTING IN PERSON AT THE ANNUAL MEETING. Attendance at the Annual Meeting is limited to stockholders of record on the Record Date or their properly appointed proxies, beneficial owners of DST Common Stock having evidence of such ownership, and guests of DST. Participants in the DST ESOP and the USCS 401(k) and stockholders holding DST Common Stock through a broker or other nominee, absent special direction to DST from the plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Stockholders of record who have not appointed a proxy, or who have revoked the appointment of a proxy, may vote by casting a ballot at the Annual Meeting.

             PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

    As of the Record Date, DST had outstanding 62,999,864 shares of DST Common Stock. The following table sets forth information as of the Record Date concerning the beneficial ownership of DST Common Stock by: (i) beneficial owners of more than 5% of the outstanding DST Common Stock which have publicly filed a report acknowledging such ownership; (ii) the directors and certain executive officers of DST; and (iii) all of DST's executive officers and directors as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the holders have sole voting and dispositive power. No officer or director of DST owns any equity securities of any subsidiary of DST.

                                                                SHARES OF
                                                                  COMMON          PERCENT
NAME AND ADDRESS                                                 STOCK(1)       OF CLASS(2)
------------------------------------------------------------  --------------   --------------
Kansas City Southern Industries, Inc. ("KCSI")(3)...........      20,281,526(4)      32.2%

Massachusetts Financial Services Company(5).................       5,085,920(6)       8.1%

George L. Argyros(7)........................................       4,786,036(8)       7.6%
  Director

FMR Corp., Edward C. Johnson 3d,............................       4,562,184(10)       7.2%
  Abigail P. Johnson, Fidelity Management & Research Company
  ("Fidelity"), Fidelity Management Trust Company ("Fidelity
  Trust"), Fidelity International Limited ("Fidelity
  International")(9)

A. Edward Allinson..........................................          22,000(11)         *
  Director

Robert C. Canfield..........................................         116,203(12)         *
  Senior Vice President, General Counsel and Secretary

James C. Castle, Ph.D.......................................         374,005(13)         *
  Chairman and Chief Executive Officer of USCS
    International, Inc.(17)
  Director

Michael G. Fitt.............................................          20,000(11)         *
  Director

James P. Horan..............................................         124,350(14)         *
  Director of International Technology

Thomas A. McCullough........................................         293,291(15)         *
  Executive Vice President, Director

Thomas A. McDonnell.........................................         587,186(16)         *
  President and Chief Executive Officer, Director

William C. Nelson...........................................          17,100(11)         *
  Director

Charles W. Schellhorn.......................................         195,730(18)         *
  Vice Chairman, USCS International, Inc.(17)

M. Jeannine Strandjord......................................          18,000(11)         *
  Director

All Executive Officers and Directors as a Group (18
  Persons)..................................................       7,156,225(19)      11.4%

------------------------

  *  Less than 1% of the outstanding DST Common Stock.

  (1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), share amounts shown for DST's executive officers and directors include shares of DST Common Stock they may acquire upon the exercise of options which are exercisable at the Record Date or will become exercisable within 60 days of such date and shares of DST Common Stock allocated to the accounts of such persons under the DST ESOP or the USCS 401(k). The holders may disclaim beneficial ownership of any such shares which are owned by or with family members, trusts or other entities.

  (2) The percentage is based on the number of shares outstanding as of the Record Date.

  (3) The address of KCSI is 114 West 11th Street, Kansas City, Missouri 64105.

  (4) The number of shares is based upon information reported in a Form 4 dated March 8, 1999.

  (5) The address of Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

  (6) The number of shares is based upon information in Amendment No. 2 to
      Schedule 13G dated February 11, 1999 ("MFS Schedule"). The MFS Schedule states that the shares are also beneficially owned by certain non-reporting entities as well as MFS.

  (7) Mr. Argyros' address is c/o Arnel Development Company, 949 South Coast Drive, Suite 600, Costa Mesa, California 92626.

  (8) Mr. Argyros acquired shares of DST Common Stock pursuant to an Agreement and Plan of Merger dated September 2, 1998 by and among DST, USCS International, Inc. and DST Acquisitions, Inc. (the "USCS Merger Agreement"). The number of shares of DST Common Stock is based on information in Schedule 13D dated December 30, 1998 ("Argyros Schedule") and a Form 3 dated December 29, 1998. The shares consist of 9,166 shares that may be acquired through option exercises, 4,706,876 shares held by Mr. Argyros, 37,200 shares held by Argyros Children's Trust II, 16,451 shares held by The Argyros Foundation, 15,500 shares held by HBI Financial, Inc., and 843 shares held by GLA Financial Corporation. Mr. Argyros is the sole shareholder of HBI Financial, Inc. and GLA Financial Corporation. The Argyros Schedule states that Mr. Argyros disclaims beneficial ownership of 53,651 shares held by The Argyros Foundation and Argyros Children's Trust II.

  (9) The address of FMR Corp., Fidelity and Fidelity Trust is 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d is Chairman of and Abigail P. Johnson is a director of FMR Corp. Fidelity and Fidelity Trust are wholly owned subsidiaries of FMR Corp. Shares of Fidelity International were distributed to shareholders of FMR Corp.

 (10) The number of shares is based upon information in Amendment No. 2 to
      Schedule 13G dated February 1, 1999 (the "FMR Schedule"). The FMR Schedule states that Fidelity beneficially owns 3,763,396 shares, Fidelity Trust beneficially owns 728,312 shares, and Fidelity International beneficially owns 70,476 shares of DST Common Stock.

 (11) Includes 17,000 shares that may be acquired through option exercises.

 (12) Includes 102,000 shares that may be acquired through option exercises and 5,813 shares allocated to his account in the DST ESOP.

 (13) Dr. Castle acquired shares of DST Common Stock pursuant to the USCS Merger Agreement. Includes 269,681 shares that may be acquired through option exercises and 406 shares allocated to his account in the USCS 401(k).

 (14) Includes 102,000 shares that may be acquired through option exercises and 13,046 shares allocated to his account in the DST ESOP.

 (15) Includes 265,000 shares that may be acquired through option exercises and 17,654 shares allocated to his account in the DST ESOP.

 (16) Includes 550,000 shares that may be acquired through option exercises and 18,451 shares allocated to his account in the DST ESOP.

 (17) USCS International, Inc. is a wholly owned subsidiary of DST.

 (18) Includes 170,000 shares that may be acquired through option exercises and 12,226 shares allocated to his account in the DST ESOP.

 (19) Includes 2,005,088 shares that may be acquired through option exercises by the executive officers and directors and by the spouse of an executive officer, 126,571 shares allocated to the DST ESOP accounts of executive officers and the spouses of two executive officers, and 812 shares allocated to the USCS 401(k) accounts of executive officers.

                      PROPOSAL--ELECTION OF TWO DIRECTORS

    The DST By-laws classify the DST Board into three classes and stagger the terms of each class to expire in consecutive years. The term of office of one class of directors expires each year in rotation so that at each annual meeting of stockholders one class is up for election for a full three-year term. The terms of the two Board Nominees identified below are expiring at this Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring in 2002 or until their successors are elected and qualified. DST expects that the other directors will continue in office for the remainder of their terms.

    The Board Nominees are Thomas A. McDonnell and M. Jeannine Strandjord. They are currently directors of DST, have indicated that they are willing and able to continue serving as directors if elected and have consented to being named as nominees in this Proxy Statement. If any of the Board Nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the annually appointed Nominating Committee of the DST Board or, alternatively, the DST Board may reduce the number of directors to be elected at the meeting.

    THOMAS A. MCDONNELL, age 53, has served DST as a director since 1971; as Chief Executive Officer since October 1984; and as President since January 1973 (except for a 30-month period from October 1984 to April 1987). He served as Treasurer of DST from February 1973 to September 1995; and as Vice Chairman of the Board from June 1984 to September 1995. He served KCSI as Executive Vice President from February 1987 until October 1995 and as a director from 1983 until October 1995. He is a director of BHA Group, Inc., Cerner Corporation, Computer Sciences Corporation, Euronet Services, Inc., and Informix Software, Inc.

    M. JEANNINE STRANDJORD, age 53, has served as a director of DST since January 1996. She has served as Senior Vice President of Finance for the Long Distance Division of Sprint Corporation ("Sprint") since November 1998. She had previously served since 1985 as Vice President of Finance and Distribution at AmeriSource, Inc., a Sprint subsidiary, and since 1990 as Senior Vice President and Treasurer for Sprint. She is also a director of six registered investment companies which are advised by American Century Investments.

               THE DST BOARD RECOMMENDS THAT YOU CAST YOUR VOTES
                    "FOR" THE ELECTION OF THE BOARD NOMINEES

                             THE BOARD OF DIRECTORS

    INFORMATION ABOUT PRESENT DIRECTORS. In addition to the Board Nominees, the following individuals are also on the DST Board, for a term ending on the date of the annual meeting of stockholders in the year indicated.

    DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2000.

    JAMES C. CASTLE, PH.D., age 62, has been Chairman and Chief Executive Officer of USCS since August 1992. Dr. Castle has been a member of the DST Board since December 21, 1998, when USCS International, Inc. ("USCS") became a wholly-owned subsidiary of DST (the "USCS Merger"). The USCS Merger Agreement contemplated Dr. Castle's appointment as a DST director.

    THOMAS A. MCCULLOUGH, age 56, has served as a director of DST since 1990. He has served as Executive Vice President of DST since April 1987. His responsibilities include full-service mutual fund processing, remote mutual fund client servicing, information systems, portfolio accounting, securities transfer and product sales and marketing.

    WILLIAM C. NELSON, age 61, has served as a director of DST since January 1996. He is the President, Kansas City, of NationsBank, N.A. and Chairman of NationsBank, N.A. (Mid-West), which was previously Boatmen's First National Bank of Kansas City ("Boatmen's"). Mr. Nelson had served Boatmen's since February 1990 as Chairman of the Board, since May 1989 as Chief Executive Officer, and since June 1988 as President.

    DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2001.

    A. EDWARD ALLINSON, age 64, has served as a director of DST from 1977 to November 1990 and from September 1995 to present. He has been Executive Vice President of State Street Bank and Trust Company ("State Street Bank") and an Executive Vice President of State Street Corporation ("State Street"), the parent company of State Street Bank, since March 1990. He is also a director of KCSI.

    GEORGE L. ARGYROS, age 62, joined the DST Board on December 21, 1998, the effective date of the USCS Merger. Mr. Argyros had been a USCS director since November 1990, and the USCS Merger Agreement contemplated his appointment as a DST director. From 1968 to the present, Mr. Argyros has been Chairman and Chief Executive Officer of Arnel & Affiliates, a diversified investment company. From 1987 to the present, he has been a general partner and the principal financial partner in Westar Capital, a private investment company. Mr. Argyros serves as a member of the boards of directors of First American Financial Corporation, Rockwell International Corporation, and Newhall Land and Farming Co.

    MICHAEL G. FITT, age 67, has served as a director of DST since September 1995. He was Chairman of Employers Reinsurance Corporation from 1980 through 1992, its President from 1979 through October 1991, and its Chief Executive Officer from 1980 through 1992, and he is now retired. He is also a director of NAC RE Corp. and of KCSI.

    BOARD OF DIRECTORS' MEETINGS AND STANDING COMMITTEES.

    MEETINGS. The DST Board met or took action by unanimous consent eleven times in 1998, and all directors attended all meetings of the DST Board during 1998. The DST Board has established two standing committees: the DST Audit Committee and the DST Compensation Committee. It has not established a standing nominating committee. During 1998, the DST Audit Committee held three meetings and the DST Compensation Committee held five meetings, and all committee members attended all of the meetings of the committees on which they served.

    DST AUDIT COMMITTEE. The DST Audit Committee's primary responsibilities are to oversee the internal and external audit functions of DST and to meet with and consider suggestions from members of management and the internal audit staff, as well as from DST's independent accountants, concerning the financial operations of DST. The DST Audit Committee also reviews audited financial statements of DST and considers and recommends the appointment of, and approves the fee arrangement with, independent accountants for audit, advisory, and consulting services. Members of the DST Audit Committee are Ms. Strandjord and Messrs. Fitt and Nelson. The DST Board appoints the members of the DST Audit Committee to serve staggered three-year terms.

    DST COMPENSATION COMMITTEE. The DST Compensation Committee's primary responsibilities are to make determinations with respect to salaries and bonuses of and other compensation arrangements with DST's officers and to administer the officers' compensation plans. Members of the DST Compensation Committee are Ms. Strandjord and Messrs. Fitt and Nelson. The DST Board appoints the members of the DST Compensation Committee to serve one-year terms. The DST Compensation Committee's report on executive compensation is set forth herein under "Executive Compensation."

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Thomas A. McCullough, Director and Executive Vice President of DST, serves on the Board of Directors and as a member of the Executive Committee of the Board of Directors of Boston Financial Data Services, Inc. ("BFDS"), a joint venture of State Street and DST. A. Edward Allinson, Chairman of the Board of Directors of BFDS, serves as a director of DST. Although the BFDS Board of Directors Executive Committee performs certain functions equivalent to those of a compensation committee, it does not determine Mr. Allinson's compensation for serving as an officer of BFDS. BFDS uses DST's mutual fund system and services as a remote service client of DST. Certain subsidiaries of DST provide printing, mailing and other services to BFDS. For 1998, DST and subsidiaries had revenues of $97,776,730 from BFDS and its subsidiaries and joint ventures.

    CERTAIN BUSINESS RELATIONSHIPS. George L. Argyros is a general partner and the principal financial partner in Westar Capital. USCS paid Westar Capital approximately $430,500 for financial management and strategic advisory services during 1998. The letter agreement under which these services were provided terminated on December 21, 1998.

    COMPENSATION OF DIRECTORS. Directors who do not receive compensation as officers or employees of DST or any of its more than 50% owned affiliates (the "Outside Directors") are each paid a fee of $4,000 for each meeting of the DST Board that they attend, a fee of $2,000 for each committee meeting that they attend, and a fee of $500 for any telephonic DST Board or committee meeting in which they participate, plus reimbursement of reasonable travel expenses.

    The Outside Directors may defer their compensation under the Directors' Deferred Fee Plan, a non-qualified deferred compensation plan adopted September 19, 1995. Under the plan, directors who receive fees from DST may make an annual election to defer all or a part of any fees earned during the next calendar year. Each participant's account will be credited with the amount of fees deferred and adjusted annually by an interest factor equal to a rate of return selected by the DST Board, or if the participant elects, by a rate of return earned for the year from a hypothetical investment allocated by the participant among certain mutual funds. The benefits become distributable after termination of service as a director or in certain other circumstances as approved by the DST Compensation Committee. Fees to some directors previously deferred under an earlier plan, which terminated effective August 31, 1995, continue to be deferred and earn interest and shall be distributed in accordance with such earlier plan.

    The Outside Directors automatically participate in the 1995 DST Systems, Inc. Stock Option and Performance Award Plan (the "Stock Option Plan"). Under the Stock Option Plan, when an Outside Director is first elected or appointed to the DST Board, the Outside Director receives an option to purchase 8,000 shares of DST Common Stock. On the date of each annual meeting of DST's stockholders, each Outside Director receives an option to purchase 4,000 shares of DST Common Stock if such Outside Director will continue to serve in such capacity immediately following such meeting. Except as otherwise set forth in the Stock Option Plan, all options granted to an Outside Director to purchase shares of DST

Common Stock have an exercise price equal to the fair market value of DST Common Stock on the date of the grant and become exercisable as follows: 50% on the day preceding the date of the first annual stockholders' meeting after the date of grant of the option; an additional 25% on the day preceding the date of the second annual stockholders' meeting after the date of grant of the option; and the remaining 25% on the day preceding the third annual stockholders' meeting after the date of grant of the option. The term of any options granted to an Outside Director may not extend more than ten years from the date of grant. All such options shall immediately become exercisable in the event of a change in control of DST (as defined in the Stock Option Plan) subject to certain restrictions under federal securities law.

                             EXECUTIVE COMPENSATION

    DST COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.*

    COMPENSATION PRINCIPLES. The DST Compensation Committee based the 1998 compensation packages for DST executive officers on the principles that the packages should (a) provide fair, reasonable and competitive base salaries, (b) provide the opportunity to earn additional compensation if DST stockholders experience increases in the value of DST Common Stock, and (c) emphasize long-term stock ownership of DST Common Stock by executive officers.

    OVERVIEW OF 1998 COMPENSATION. The compensation of DST executive officers for 1998 consisted of base salary and of awards issued pursuant to the Stock Option Plan. The Stock Option Plan allows the granting of stock options and other forms of incentive compensation to DST officers and was approved by stockholders in 1996. In 1997, stockholders approved additional types of awards the DST Compensation Committee could grant under the Stock Option Plan, including restricted stock. For 1998, the awards granted under the Stock Option Plan were cash bonuses, restricted stock, and stock options. Because of the last two types of awards, a substantial amount of the executive officers' 1998 compensation was at-risk and tied to DST's performance, furthering the DST Compensation Committee's compensation principles. The executive officers also participated in certain other benefits available generally to DST officers and employees so that their base compensation packages were competitive with compensation packages of other companies.

    DETERMINATION OF 1998 COMPENSATION. The DST Compensation Committee utilized data from several surveys provided by independent compensation consultants in determining 1998 compensation. The independent consultants provided a survey of compensation information contained in the proxy statements of fifteen companies determined for purposes of the survey to be peers of DST. The survey group included all the companies in the peer group shown in the Stock Performance Graph contained in this Proxy Statement (with the exception of The Continuum Company, Inc., which was acquired August 1, 1996 by Computer Sciences Corporation), and other companies the compensation consultants and the DST Compensation Committee believed would have needs similar to DST for executive talent. The independent consultants also provided surveys of the compensation packages of technology companies, of entities with revenues comparable to DST, and of entities with revenues comparable to DST subsidiaries.

    The DST Compensation Committee analyzed the surveys and considered the recommendations of the independent compensation consultants to determine target levels of base salary and of total cash compensation and the types of awards to grant. The DST Compensation Committee focused on information in the surveys about officers with positions and responsibilities similar to each DST executive officer. When information from more than one survey applied to a DST executive officer, the DST Compensation Committee considered information from multiple surveys.

    The DST Compensation Committee took the following actions with respect to each component of the compensation packages:

    BASE SALARIES. With the advice of independent compensation consultants, the DST Compensation Committee set the target for each DST executive officer's base salary for 1998 to be in the 50th percentile of compensation levels for comparable positions shown in the applicable survey. The DST Compensation

------------------------

* The DST Compensation Committee Report on Executive Compensation and the Stock Performance Graph included herein shall not be incorporated by reference into any filings under the Securities Act of 1933 or the Exchange Act, either as amended, notwithstanding the incorporation by reference of the Proxy Statement into any such filings.

Committee also examined the responsibilities of individual executive officers in relation to the market and in relation to each other and made adjustments where appropriate.

    CASH BONUSES AND RESTRICTED STOCK. As incentive for DST executive officers to meet DST's financial goals, the DST Compensation Committee adopted the DST Systems, Inc. Officers Incentive Plan effective January 1, 1997 (the "Officers Incentive Plan") pursuant to the provisions and as an implementation of the Stock Option Plan. Under the Officers Incentive Plan, the DST Compensation Committee may award incentive compensation to an officer based on a percentage of the officer's base salary. The percentage of salary awarded, if any, depends on DST achieving certain annual or cumulative threshold, target or maximum earnings per share goals ("EPS Goals") established by the DST Compensation Committee prior to the beginning of the years in which the goals apply.

    For 1998, the DST Compensation Committee established threshold, target and maximum EPS Goals for DST and determined the percentage of each officer's salary to be awarded at each level of EPS Goals met by DST. The DST Compensation Committee, with the help of an independent compensation consultant, determined that DST's stand-alone 1998 financials be used in calculating officer bonuses. The range of minimum percentages of base salary which could be awarded to officers other than Mr. McDonnell for 1998 if EPS goals were met was from 25% to 50% and the range of maximum percentages was 75% to 150%. In establishing the ranges, the DST Compensation Committee set the target for each DST executive officer's total cash compensation to be in the 75th percentile of the applicable survey information, if DST met certain performance criteria.

    Incentive compensation awarded under the Officers Incentive Plan if DST exceeded the threshold EPS Goal may consist of a combination of cash and restricted DST Common Stock. If the threshold EPS Goal is met but not exceeded, all of the incentive bonus is paid only in cash; for that portion of the bonus attributable to performance above the threshold EPS Goal and up to the target EPS Goal, 60% of the bonus is cash and 40% restricted stock; and for that portion of the bonus attributable to performance above the target EPS Goal and up to the maximum EPS Goal, 50% of the bonus is cash and 50% restricted stock. The incentive award for 1998 consisted of a combination of cash and restricted DST Common Stock.

    Holders of restricted DST Common Stock issued pursuant to the Officers Incentive Plan have the right to vote such stock and receive any dividends or other distributions with respect to such stock. If the participant's employment by DST or its subsidiaries terminates (other than upon retirement after age 60, disability, death or termination without cause) prior to the last day of the third calendar year after the plan year for which the incentive award was granted, the restricted DST Common Stock is forfeited. The Officers Incentive Plan provides that no participant may receive an incentive award greater than 250% of such participant's base salary as of the beginning of the plan year. Additionally, the aggregate value of all incentive awards for a calendar year may not exceed 10% of DST's pre-tax income for that year.

    STOCK OPTIONS. In granting stock options in 1998 to executive officers as part of 1998 compensation, the DST Compensation Committee analyzed the application of option pricing models and other valuation techniques to stock option data in the surveys of the independent compensation consultants and considered the responsibility level of each officer receiving an option award and the total number of options previously granted to each such officer.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. For 1998, Mr. McDonnell's compensation was governed by a three-year employment agreement (the "1996 McDonnell Agreement") which was effective from January 1, 1996 through December 31, 1998. Under the 1996 McDonnell Agreement, Mr. McDonnell's annual base salary for 1998 was $400,000, and he participated in DST's incentive compensation program for DST executive officers.

    The annual base salary set by the 1996 McDonnell Agreement was less than Mr. McDonnell's base salary prior to the initial public offering of DST Common Stock on October 31, 1995 (the "IPO") and was determined prior to the IPO by the KCSI Compensation and Organization Committee (the "KCSI

Compensation Committee") and subsequently approved by the DST Board. The KCSI Compensation Committee had initially based Mr. McDonnell's salary on surveys of independent compensation consultants of the compensation packages of other U.S. based companies comparable in size to DST but then reduced it to align Mr. McDonnell's compensation with that of other DST executive officers.

    Under the Officers Incentive Plan, Mr. McDonnell's threshold, target and maximum incentive awards for 1998 were set at 65%, 130% and 195% of his base salary, respectively, if DST attained its threshold, target or maximum EPS Goals. The DST Compensation Committee set such levels in recognition of Mr. McDonnell's responsibilities and to provide incentives tied to DST's financial performance.

    The stock options awarded Mr. McDonnell in 1998 have the same terms as the options awarded the other executive officers. The DST Compensation Committee awarded Mr. McDonnell the number of options he received because of his level of responsibility.

    DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code limits a public company's deduction for federal income tax purposes of compensation expense in excess of $1 million paid to the executive officers named in the company's summary compensation table. Performance-based compensation which meets the requirements of Section 162(m) is excluded from the compensation subject to the $1 million deduction. The DST Compensation Committee believes DST has taken the steps required to exclude from calculation of the $1 million compensation expense any performance-based awards granted under the Stock Option Plan to the executive officers listed in the Summary Compensation Table in this proxy statement (the "Named Officers").

                         THE DST COMPENSATION COMMITTEE

                                Michael G. Fitt
                               William C. Nelson
                             M. Jeannine Strandjord

    STOCK PERFORMANCE GRAPH.

    The following graph shows the changes in value since the IPO of an assumed investment of $100 in: (i) DST Common Stock; (ii) the stocks that comprise the S&P 400 MidCap index(1); and (iii) the stocks that comprise a peer group of companies(2). The table following the graph shows the dollar value of those investments as of December 31, 1998. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends, if any, are reinvested at the end of each quarter in which they are paid.

STOCK PERFORMANCE GRAPH

The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "STOCK PERFORMANCE GRAPH." Both the graph and the table will be included in the paper format definitive proxy mailed to DST's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth herein.

                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                NOVEMBER 1, 1995        1995             1996             1997             1998
                -----------------  ---------------  ---------------  ---------------  ---------------
DST Value           $     100         $  135.71        $  149.40        $  203.27        $  271.72
S&P 400 MidCap
  Index Total
  Return            $     100         $  104.11        $  124.10        $  164.13        $  195.49
Peer Group
  Total Return      $     100         $  103.62        $  117.74        $  132.26        $  167.45

(1) Standard and Poor's Corporation, an independent company, prepares the S&P 400 MidCap Index.

(2) This index is based upon a group of comparable companies in DST's industry comprised of: Automatic Data Processing, Inc.; Bisys Group, Inc.; The Continuum Company, Inc. (through August 1, 1996, the date it was acquired by Computer Sciences Corporation); First Data Corporation; Fiserv, Inc.; Policy Management Systems, Inc.; and Sunguard Data Systems, Inc.

    SUMMARY COMPENSATION TABLE.

    The following table sets forth for the calendar years indicated the total compensation paid to or for the account of the Chief Executive Officer of DST and the Named Officers, who are the four executive officers receiving the highest totals of salary and bonus in 1998.

                                                                               LONG TERM COMPENSATION
                                                                 ANNUAL
                                                              COMPENSATION             AWARDS
                                                                              RESTRICTED    NUMBER OF
                                                                                STOCK       SECURITIES
                                                            SALARY    BONUS     AWARDS      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                          YEAR     ($)      ($)      ($)(1)     OPTIONS/SARS   COMPENSATION($)(2)
Thomas A. McDonnell                                 1998    400,000  546,000   234,000        75,000             4,175
  President and Chief Executive                     1997    400,000  546,000   234,000        75,000             4,746
  Officer                                           1996    399,996  480,000         0             0            16,761

Thomas A. McCullough                                1998    335,000  351,750   150,750        45,000             4,175
  Executive Vice President                          1997    335,000  351,752   150,748        45,000             4,746
                                                    1996    300,000  300,000         0             0            16,761

James P. Horan                                      1998    275,000  231,000    99,000        20,000             4,735
  Director of International Technology              1997    275,000  231,044    98,956        20,000             4,746
                                                    1996    253,008  202,400         0             0            16,761

Charles W. Schellhorn                               1998    260,000  218,400    93,600        30,000             4,175
  Vice Chairman,                                    1997    260,000  218,400    93,600        30,000             4,746
  USCS International, Inc.                          1996    249,996  200,000         0             0            16,761

Robert C. Canfield                                  1998    252,000  211,680    90,720        20,000             4,175
  Senior Vice President, General                    1997    252,000  211,712    90,688        20,000             4,746
  Counsel and Secretary                             1996    241,992  193,600         0             0            16,761

(1) The number of shares of restricted stock received by the Named Officers during 1998 and the aggregate market value of such shares on December 31, 1998, are as follows:

Mr. McDonnell.....................................  4,500 shares     $256,781.25
Mr. McCullough....................................  2,899 shares     $165,424.18
Mr. Horan.........................................  1,903 shares     $108,589.93
Mr. Schellhorn....................................  1,800 shares     $102,712.50
Mr. Canfield......................................  1,744 shares     $ 99,517.00

    The DST Compensation Committee Report on Executive Compensation contained herein describes the restrictions on the stock.

(2) All other compensation for each of the Named Officers for 1998 is comprised of: (i) contributions to his account for 1998 under the DST ESOP of $3,372; and (ii) contributions to his account for 1998 under the DST Systems, Inc. Profit Sharing Plan of $803. All other compensation for Mr. Horan also includes a grant of 10 shares of DST Common Stock under the DST Stock Bonus Plan. The closing price of DST Common Stock on the NYSE on the date of the grant to Mr. Horan was $56.

OPTION/SAR GRANTS IN LAST FISCAL YEAR.

    The following table sets forth information about the options to acquire DST Common Stock granted the Named Officers in 1998.

                                                      PERCENT
                                     NUMBER OF       OF TOTAL
                                    SECURITIES     OPTIONS/SARS
                                    UNDERLYING      GRANTED TO     EXERCISE OR              GRANT DATE
                                   OPTIONS/SARS    EMPLOYEES IN    BASE PRICE   EXPIRATION   PRESENT
              NAME                  GRANTED(1)    FISCAL YEAR(2)    ($/SH)(1)    DATE(1)     VALUE(3)
Thomas A. McDonnell                   75,000            7.7   %     $   52.00   2/26/2008   $1,389,000

Thomas A. McCullough                  45,000            4.6   %     $   52.00   2/26/2008   $  833,400

Charles W. Schellhorn                 30,000            3.1   %     $   52.00   2/26/2008   $  555,600

James P. Horan                        20,000             2    %     $   52.00   2/26/2008   $  370,400

Robert C. Canfield                    20,000             2    %     $   52.00   2/26/2008   $  370,400

(1) The options became exercisable one year from the date of grant. All options have a ten-year term but are subject to earlier termination upon the occurrence of certain events, including termination of employment, disability, retirement or death. The exercise price of each option is equal to the average of the high and low price of DST Common Stock on the NYSE on the date of the grant. Optionees may satisfy their minimum statutory tax withholding obligations by authorizing DST to withhold shares of DST Common Stock which would otherwise have been issuable on exercise or, subject to certain restrictions, by delivering DST Common Stock to DST. In the event of a change in control (as defined in the Stock Option Plan), the options become immediately exercisable and, subject to certain securities laws restrictions, the optionee may exercise certain limited rights related to his options.

(2) Options for a total of 980,000 shares of DST Common Stock were granted to employees in 1998.

(3) In accordance with Securities and Exchange Commission ("SEC") rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. DST's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating Grant Date Present Value: options are exercised 5 years after the date of grant, volatility of 27.67% (calculated weekly over the three preceding calendar years), dividend yield of 0% and risk free rate of return rate of 5.61% (United States Government Zero Coupon Bond on date of grant with a five-year maturity). Given the limited trading history of DST Common Stock, the volatility factor was determined by using the average of the volatility of the stock of three of the peer companies constituting the peer group referenced in the Stock Performance Graph contained herein. No adjustments were made for non-transferability or risk of forfeiture of the options. The real value of the options in this table depends upon the actual performance of DST Common Stock during the applicable period and upon the date they are exercised.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES.

    The following table shows that none of the Named Officers exercised options during 1998 to purchase DST Common Stock and shows the number and value of their exercisable and unexercisable options at December 31, 1998.

                                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                                     UNDERLYING               IN-THE-MONEY
                             SHARES                           UNEXERCISED OPTIONS/SARS        OPTIONS/SARS
                           ACQUIRED ON          VALUE              AT FY-END (#)             AT FY-END ($)
         NAME             EXERCISE (#)      REALIZED ($)*    EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
Thomas A. McDonnell             0                 0            475,000       75,000      16,640,625   445,312

Thomas A. McCullough            0                 0            220,000       45,000      7,583,438    267,187

Charles W. Schellhorn           0                 0            140,000       30,000      4,809,375    178,125

James P. Horan                  0                 0            82,000        20,000      2,787,625    118,750

Robert C. Canfield              0                 0            82,000        20,000      2,787,625    118,750

* Although neither Mr. McDonnell, Mr. McCullough, nor Mr. Canfield realized any value through the exercise of options to purchase DST Common Stock, each realized value from the exercise of options to purchase KCSI stock he had been awarded prior to the IPO by the KCSI Compensation Committee as a result of his employment as a DST officer. The value realized by Mr. McDonnell was $2,553,336, the value realized by Mr. McCullough was $2,273,686, and the value realized by Mr. Canfield was $534,000.

    EMPLOYMENT AGREEMENTS. An agreement between DST and Thomas A. McDonnell commencing January 1, 1999 (the "1999 McDonnell Agreement") provides for Mr. McDonnell's continued employment at a base salary set by the DST Compensation Committee. Agreements between DST and Messrs. McCullough, Horan, Schellhorn, and Canfield, each dated April 1, 1992 and amended October 9, 1995 (the "Executive Agreements"), provide for the continued employment of each such officer in his respective executive officer position at his base salary in effect at the date of execution of his respective agreement subject to adjustment by the DST Compensation Committee. Each of the Executive Agreements and the 1999 McDonnell Agreement (collectively, the "Employment Agreements") may be terminated by the officer on at least 30 days' notice to DST and by DST without notice and with or without cause. If DST terminates any of the Employment Agreements without cause, the Executive Agreements entitle the officer to severance pay equal to 12 months' base salary and 12 months' reimbursement of costs of obtaining comparable life and health insurance benefits unless another employer provides such benefits, and the 1999 McDonnell Agreement provides for such severance pay based on a 24 month period.

    The Employment Agreements provide that the officers are eligible to participate in any DST incentive compensation plan and to receive other benefits DST generally makes available to its executive officers. The Employment Agreements also govern the officers' employment after a "change in control"*of DST. If a change in control occurs during the term of any of the Employment Agreements, the officer would be entitled to the following: (a) continuation of the officer's employment, executive capacity, salary and benefits for a three-year period at levels in effect on the "control change date"*; (b) with respect to unfunded employer obligations under benefit plans, to a discounted cash payment of amounts to which the officer is entitled; (c) if the officer's employment is terminated after the control change date other than "for cause"*, to payment of his base salary through termination plus a discounted cash severance payment based on his salary for the remainder of the three-year period and to continuation of benefits to the end of that period; (d) if the officer resigns after a change in control upon "good reason"* and advance written notice, to receive the same payments and benefits as if his employment had been terminated other than for

------------------------

*   The Employment Agreements define this term.

cause; (e) if amounts received on or after the change in control date involve "Parachute Payments" under Section 4999 of the Internal Revenue Code, to receive payments necessary to relieve the officer of certain adverse federal income tax consequences; and (f) the placement in trust of funds to secure the obligations to pay any legal expense of the officer in connection with disputes arising with respect to the agreement.

    OTHER COMPENSATION PLANS AND ARRANGEMENTS. The Named Officers participate in the following compensatory plans and arrangements, which are not generally available to all DST employees:

    THE STOCK OPTION PLAN. Stockholders approved the Stock Option Plan at the 1996 Annual Meeting of Stockholders and approved amendments to the plan at the 1997 Annual Meeting of Stockholders and at the Special Meeting of Stockholders held on December 21, 1998. The Stock Option Plan provides for the automatic, periodic grant of stock options to Outside Directors and gives the DST Compensation Committee the discretion to award incentives to selected DST employees in the form of options, reload options, restricted stock, stock appreciation rights, limited rights, performance shares, performance units (including performance-based cash awards), dividend equivalents, DST Common Stock, or any other right, interest or option relating to shares of DST Common Stock granted pursuant to the Stock Option Plan.

    In the event of a change in control of DST (as defined in the Stock Option
Plan), vesting of awards (including options) will be automatically accelerated and all conditions on awards shall be deemed satisfactorily completed without any action required by the DST Compensation Committee so that such award may be exercised or realized in full on or before a date fixed by the DST Compensation Committee, subject to certain restrictions under the federal securities laws. The DST Compensation Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such awards as it may deem equitable and in the best interests of DST.

    THE DST SYSTEMS, INC. EXECUTIVE PLAN. The Executive Plan, a non-qualified deferred compensation plan, terminated effective December 31, 1995. However, account balances for each participant on such date remain subject to the terms of the Executive Plan. Officers of DST selected by the KCSI Compensation Committee prior to the IPO participated in the Executive Plan. Each of the Named Officers is a participant. DST credited each participant's account with the value of contributions DST would have made to the various qualified plans maintained by DST without regard to statutory contribution limits and eligibility requirements, less the amount actually contributed to such qualified plans on the participant's behalf. The accounts, which became fully vested upon termination of the Executive Plan, become distributable after termination of employment or in certain instances as approved by the DST Compensation Committee.

    THE OFFICERS INCENTIVE PLAN. Incentive awards issued under the Officers Incentive Plan are subject to restrictions and limitations imposed under the terms of the Stock Option Plan. All officers of DST participate in the Officers Incentive Plan, and officers of more than 50% owned subsidiaries are eligible if designated by the DST Compensation Committee. If for a given plan year DST achieves performance goals by meeting EPS Goals, each participant may receive an award based on a percentage of his or her annual base salary.

    Restrictions on DST Common Stock issued pursuant to the Officers Incentive Plan are described in the DST Compensation Committee Report on Executive Compensation. The restricted DST Common Stock is not transferable during such period of restriction except to family members or trusts for family members, and the stock remains subject to the restrictions after such permitted transfers. In the event of retirement after age 60, termination because of disability or without cause, or a change in control, as defined in the Officers Incentive Plan, the restrictions shall be deemed released.

    OFFICER TRUSTS. DST has established trusts that are intended to secure the rights of its officers, directors, employees, and former employees under the employment continuation commitments of certain employment agreements, the Directors' Deferred Fee Plan, the Officers Incentive Plan, and the Executive Plan. The function of each trust is to receive contributions by DST and, in the event of a change in control of

DST where DST fails to honor covered obligations to a beneficiary, the trust shall distribute to the beneficiary amounts sufficient to discharge DST's obligation to such beneficiary. The trusts require DST to be solvent as a condition of making distributions. The trusts are revocable until a change in control of DST (as defined in the trusts) and terminate automatically if no such change in control occurs prior to December 31, 2001, unless the trusts are extended prior to such date.

    DST has established a trust to secure Mr. Horan's rights to deferred compensation earned from 1989 to 1992. The trust holds the deferred compensation and the earnings thereon, credited according to a formula in Mr. Horan's employment agreement. Upon termination of Mr. Horan's employment, the trustee will pay him the deferred compensation, including earnings, in accordance with his employment agreement; provided, however, that DST must be solvent as a condition to the trust making the distribution. To the extent that the trust assets are not sufficient to pay all amounts due Mr. Horan, DST is liable to pay any balance due. The trust cannot be revoked without Mr. Horan's consent prior to the time all payments to him are made.

                                 OTHER MATTERS

    GENERAL INFORMATION. DST will bear the cost of the Annual Meeting, including the cost of mailing the proxy materials. Proxies may also be solicited by telephone, telegraph or in person by directors, officers and employees not specifically engaged or compensated for that purpose. DST has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost not expected to exceed $5,000 plus expenses.

    DST'S INDEPENDENT ACCOUNTANTS. The Audit Committee recommended, and the DST Board selected, the firm of PricewaterhouseCoopers LLP to serve as independent accountants to examine the consolidated financial statements of DST for the year 1999. Although the DST Board has selected PricewaterhouseCoopers LLP for 1999, the DST Board nonetheless may, in its discretion, retain another independent accounting firm at any time during the year if it concludes that such change would be in the best interest of DST and its stockholders.

    PricewaterhouseCoopers LLP served as DST's independent accountants for 1998. As such, PricewaterhouseCoopers LLP performed professional services in connection with the examination of the consolidated financial statements of DST. Such services included examination of the consolidated financial statements of DST and of the financial statements of various subsidiaries, review of reports filed with the SEC, and review of control procedures of the mutual fund processing system of DST. In addition, PricewaterhouseCoopers LLP provided certain other accounting, auditing and tax services to DST and certain of its subsidiaries during 1998.

    Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

    STOCKHOLDER PROPOSALS. Stockholders may as described below submit proposals for consideration at a stockholders' meeting. No stockholder proposals are being considered at this Annual Meeting.

    INCLUSION OF STOCKHOLDER PROPOSALS IN THE 2000 ANNUAL MEETING PROXY STATEMENT. If a stockholder desires to have a proposal included in DST's Proxy Statement for the annual meeting of stockholders to be held in 2000, the Corporate Secretary of DST must receive such proposal on or before December 2, 1999, and the proposal must comply with the applicable SEC laws and rules and the procedures set forth in the DST By-laws. DST may require any proposed nominee for election as a director or stockholder proposing a nominee to furnish such other information as DST may reasonably require to properly complete any proxy or information statement used for the solicitation of proxies in connection with the meeting at which stockholders are to elect directors.

    TIMELY NOTICE TO DST OF NOMINATIONS FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS. To bring a proposal before an annual meeting (other than a proposal requested to be set forth in the Proxy Statement, as noted above), the DST By-laws require that the Corporate Secretary of DST must receive it not less than 60 days nor more than 90 days prior to the meeting at which the stockholders will consider the proposal; provided, however, that in the event that the DST Board designates the meeting to be held at a date other than the second Tuesday in May and gives notice of or publicly discloses the date of the meeting less than 60 days prior to its occurrence, the Corporate Secretary of DST must receive the notice not later than the close of business on the 15th day following the date of the notice or public disclosure of the meeting date, whichever first occurs.

    Under these requirements, proposals (other than proposals submitted for inclusion in the proxy statement) to be timely for the 2000 annual meeting must be received by the Corporate Secretary of DST no earlier than February 9, 2000 and no later than March 10, 2000.

    CONTENTS OF NOTICE OF PROPOSAL. The required contents of the notice of proposal depend on whether the proposal pertains to nominating a director or to other business. A stockholder's notice pertaining to the nomination of a director shall set forth: (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of DST that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominee; (b) as to the stockholder giving the notice, (i) the name and address of the stockholder, and (ii) the class and number of shares of capital stock of DST that are beneficially owned by the stockholder and the name and address of record under which such stock is held; and (c) the signed consent of the nominee to serve as a director if elected.

    A stockholder's notice concerning business other than nominating a director shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the class and number of shares of capital stock of DST that are beneficially owned by the stockholder and the name and address of record under which such stock is held, and (d) any material interest of the stockholder in such business. The Chairman of the Annual Meeting has the power to determine whether the proposed business is an appropriate subject for and was properly brought before the meeting.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Exchange Act requires DST's directors and certain of its officers, and each person, legal or natural, who owns more than 10% of DST Common Stock (each, a "Reporting Person"), to file reports of such ownership with the SEC, the NYSE, the CHX, and DST. Based solely on review of the copies of such reports furnished to DST, and written representations relative to the filing of certain forms, no Reporting Person other than John O'Neal, Vice President, was late in filing such reports for fiscal year 1998. Mr. O'Neal sold 500 shares of DST Common Stock in May 1998 and reported the sale on a Form 5 in February 1999.

                                          By Order of the Board of Directors

                                          /s/ Robert C. Canfield

                                          Robert C. Canfield
                                          SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                          AND SECRETARY

Kansas City, Missouri

March 30, 1999

/X/ IF MARKING BOXES,
    FOLLOW THIS EXAMPLE

-------------------------------------------------------------------------------
                                DST SYSTEMS, INC.
-------------------------------------------------------------------------------

                                  COMMON STOCK

The DST Board of Directors has appointed Messrs. Thomas A. McDonnell, Robert
C. Canfield and Kenneth V. Hager to act as the Proxy Committee, each with the power to appoint his substitute. By signing this card, you are authorizing such Proxy Committee to represent and to vote at the Annual Meeting of Stockholders to be held on May 11, 1999, or any adjournment thereof, in the manner you specify on this card, all of the shares of common stock of DST Systems, Inc. you held of record on March 17, 1999.

CONTROL NUMBER:
RECORD DATE SHARES:





Please be sure to sign exactly as your name appears above and to date this Proxy Card.

Date
----------------------------------------------

Stockholder sign here
----------------------------------------------

Co-owner sign here
----------------------------------------------


     TO VOTE IN ACCORDANCE WITH THE DST BOARD OF DIRECTORS'
             RECOMMENDATIONS, PLEASE SIGN AND DATE;
                 YOU NEED NOT MARK ANY BOXES.

Election of Two Directors.                 FOR ALL    WITH-    FOR ALL
                                          NOMINEES    HOLD      EXCEPT
(01) THOMAS A. MCDONNELL                     / /       / /        / /
(02) M. JEANNINE STRANDJORD                  / /       / /        / /

NOTE: IF YOU MARK "WITHHOLD", YOUR VOTES WILL NOT BE CAST FOR EITHER NOMINEE. TO VOTE FOR ONLY ONE OF THE NOMINEES, MARK "FOR ALL EXCEPT" AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE FOR WHOM YOU ARE NOT VOTING.

                THE DST BOARD OF DIRECTORS RECOMMENDS THAT
                YOU VOTE FOR THE ELECTION OF TWO DIRECTORS.

                 SEE IMPORTANT INFORMATION ON THE REVERSE.

Mark box at right if you plan to attend the Annual Meeting of Stockholders.  / /

Mark box at right if an address change has been noted on the reverse side of
this card.                                                                   / /

ALL JOINT OWNERS MUST SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, OFFICERS OF CORPORATE STOCKHOLDERS, GUARDIANS AND ATTORNEYS-IN-FACT MUST INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.


DETACH CARD                                                         DETACH CARD

                                 DST SYSTEMS, INC.


Dear Stockholder:

Important matters set forth in the enclosed Proxy Statement require your immediate attention and approval.

DST strongly encourages you to exercise your right to vote your shares. Your proxy counts.

Please sign the Proxy Card, detach it, and promptly return it in the enclosed postage paid envelope. Alternatively, you may authorize your proxy by telephone at (877) 779-8683 or electronically at http://www.eproxyvote.com/dst. If you choose to do so, you will need the Control Number on the Proxy Card.

Thank you in advance for your prompt attention.

Sincerely,

DST Systems, Inc.

COMMON                             DST SYSTEMS, INC.                     COMMON

                      ANNUAL MEETING OF STOCKHOLDERS-MAY 11, 1999

                   SOLICITED ON BEHALF OF THE DST BOARD OF DIRECTORS

The Election of Two Directors has been proposed by the DST Board and is not related to or conditioned on the approval of any other proposal which may come before the meeting.

You authorize the Proxy Committee to vote in its discretion upon such other business as may properly come before the Annual Meeting. You may revoke this proxy in the manner described in the Proxy Statement dated March 30, 1999, receipt of which you hereby acknowledge.

IF YOU DO NOT SPECIFY HOW YOU AUTHORIZE THE PROXY COMMITTEE TO VOTE ON THE PROPOSAL, YOU AUTHORIZE IT TO VOTE FOR THE NOMINEES NAMED HEREIN.

-------------------------------------------------------------------------------
    PLEASE DATE AND SIGN ON THE REVERSE AND RETURN IN THE ENCLOSED ENVELOPE
  OR AUTHORIZE YOUR PROXY BY TELEPHONE AT (877) 779-8683 OR ELECTRONICALLY AT
                            HTTP://WWW.EPROXYVOTE.COM/DST.
-------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683). FOR SHAREHOLDERS RESIDING OUTSIDE THE UNITED STATES CALL COLLECT ON A TOUCH-TONE PHONE 1-201-536-8073.
   THERE IS NO CHARGE FOR THIS CALL.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

----------------
VOTE BY INTERNET
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2. GO TO THE WEBSITE
   HTTP://WWW.EPROXYVOTE.COM/DST.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/dst anytime!

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

/X/ IF MARKING BOXES,
    FOLLOW THIS EXAMPLE

-------------------------------------------------------------------------------
                                DST SYSTEMS, INC.
-------------------------------------------------------------------------------

                                    DST ESOP




CONTROL NUMBER:
RECORD DATE SHARES:







Please be sure to sign exactly as your name appears above and to date this Instruction Card.

Date
----------------------------------------------

Participant sign here
----------------------------------------------


Election of Two Directors.                 FOR ALL    WITH-    FOR ALL
                                          NOMINEES    HOLD      EXCEPT
(01) THOMAS A. MCDONNELL                     / /       / /        / /
(02) M. JEANNINE STRANDJORD                  / /       / /        / /

NOTE: IF YOU MARK "WITHHOLD", YOUR VOTES WILL NOT BE CAST FOR EITHER NOMINEE. TO VOTE FOR ONLY ONE OF THE NOMINEES, MARK "FOR ALL EXCEPT" AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE FOR WHOM YOU ARE NOT VOTING.

                THE DST BOARD OF DIRECTORS RECOMMENDS THAT
                YOU VOTE FOR THE ELECTION OF TWO DIRECTORS.

                 SEE IMPORTANT INFORMATION ON THE REVERSE.

Mark box at right if you plan to attend the Annual Meeting of Stockholders.  / /

Mark box at right if an address change has been noted on the reverse side of
this card.                                                                   / /



DETACH CARD                                                         DETACH CARD

                                 DST SYSTEMS, INC.


Dear DST ESOP Participant:

Important matters set forth in the enclosed proxy materials require your immediate attention and approval.

DST strongly encourages you to instruct the Trustee of The Employee Stock Ownership Plan of DST Systems, Inc. ("DST ESOP") how to vote the shares allocated to your DST ESOP account. Your instruction counts.

Please mark the boxes on this Instruction Card to indicate how the Trustee shall vote your shares. Then sign the Instruction Card, detach it, and promptly return it. PLEASE USE THE ENCLOSED POSTAGE PAID ENVELOPE AND DO NOT RETURN THIS CARD TO DST AS YOUR VOTE IS CONFIDENTIAL.

Alternatively, you may make your instructions by telephone at (877) 779-8683 or electronically at http://www.eproxyvote.com/dst. If you choose to do so, you will need the Control Number on the Instruction Card.

Thank you in advance for your prompt attention.

Sincerely,

DST Systems, Inc.

DST ESOP                          DST SYSTEMS, INC.                    DST ESOP

                      ANNUAL MEETING OF STOCKHOLDERS-MAY 11, 1999

 CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER THE
           EMPLOYEE STOCK OWNERSHIP PLAN OF DST SYSTEMS, INC.

The Trustee of The Employee Stock Ownership Plan of DST Systems, Inc. ("DST ESOP") seeks your instruction on how to vote your shares on the proposal listed on the reverse side of this Instruction Card. The Election of Two Directors has been proposed by the DST Board and is not related to or conditioned on the approval of any other proposal which may come before the meeting.

By signing this Instruction Card, you direct that the voting rights pertaining to shares of common stock of DST Systems, Inc. held by the Trustee and allocated to your DST ESOP account shall be exercised as specified herein by you when the Trustee votes at the Annual Meeting of Stockholders to be held on May 11, 1999, or any adjournment thereof. You may revoke your instruction in the manner described in the Proxy Statement dated March 30, 1999, receipt of which you hereby acknowledge.

If you either fail to return this Instruction Card or do not specify your vote, the Trustee will vote shares allocated to your DST ESOP account in the same proportion as the shares held by the DST ESOP for which the Trustee receives voting instructions.

-------------------------------------------------------------------------------
    PLEASE DATE AND SIGN ON THE REVERSE AND RETURN IN THE ENCLOSED ENVELOPE
  OR MAKE YOUR INSTRUCTIONS BY TELEPHONE AT (877) 779-8683 OR ELECTRONICALLY AT
                            HTTP://WWW.EPROXYVOTE.COM/DST.
-------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND INSTRUCTION CARD.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683). FOR SHAREHOLDERS RESIDING OUTSIDE THE UNITED STATES CALL COLLECT ON A TOUCH-TONE PHONE 1-201-536-8073.
   THERE IS NO CHARGE FOR THIS CALL.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR INSTRUCTION CARD.

4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

----------------
VOTE BY INTERNET
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND INSTRUCTION CARD.

2. GO TO THE WEBSITE
   HTTP://WWW.EPROXYVOTE.COM/DST.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR INSTRUCTION CARD.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/dst anytime!

 DO NOT RETURN YOUR INSTRUCTION CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

/X/ IF MARKING BOXES,
    FOLLOW THIS EXAMPLE

-------------------------------------------------------------------------------
                                DST SYSTEMS, INC.
-------------------------------------------------------------------------------

                                  USCS 401(K)




CONTROL NUMBER:
RECORD DATE SHARES:







Please be sure to sign exactly as your name appears above and to date this Instruction Card.

Date
----------------------------------------------

Participant sign here
----------------------------------------------


Election of Two Directors.                 FOR ALL    WITH-    FOR ALL
                                          NOMINEES    HOLD      EXCEPT
(01) THOMAS A. MCDONNELL                     / /       / /        / /
(02) M. JEANNINE STRANDJORD                  / /       / /        / /

NOTE: IF YOU MARK "WITHHOLD", YOUR VOTES WILL NOT BE CAST FOR EITHER NOMINEE. TO VOTE FOR ONLY ONE OF THE NOMINEES, MARK "FOR ALL EXCEPT" AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE FOR WHOM YOU ARE NOT VOTING.

                THE DST BOARD OF DIRECTORS RECOMMENDS THAT
                YOU VOTE FOR THE ELECTION OF TWO DIRECTORS.

                 SEE IMPORTANT INFORMATION ON THE REVERSE.

Mark box at right if you plan to attend the Annual Meeting of Stockholders.  / /

Mark box at right if an address change has been noted on the reverse side of
this card.                                                                   / /



DETACH CARD                                                         DETACH CARD

                                 DST SYSTEMS, INC.


Dear 401(k) Participant:

Important matters set forth in the enclosed proxy materials require your immediate attention and approval.

DST strongly encourages you to instruct the Trustee of the USCS
International, Inc. 401(k) Plan how to vote the shares allocated to your 401(k) account. Your instruction counts.

Please mark the boxes on this Instruction Card to indicate how the Trustee shall vote your shares. Then sign the Instruction Card, detach it, and promptly return it. PLEASE USE THE ENCLOSED POSTAGE PAID ENVELOPE AND DO NOT RETURN THIS CARD TO USCS OR DST AS YOUR VOTE IS CONFIDENTIAL.

Alternatively, you may make your instructions by telephone at (877) 779-8683 or electronically at http://www.eproxyvote.com/dst. If you choose to do so, you will need the Control Number on the Instruction Card.

Thank you in advance for your prompt attention.

Sincerely,

DST Systems, Inc.

USCS 401(K)                        DST SYSTEMS, INC.                USCS 401(K)

                      ANNUAL MEETING OF STOCKHOLDERS-MAY 11, 1999

 CONFIDENTIAL VOTING INSTRUCTIONS TO CIGNA RETIREMENT AND INVESTMENT SERVICES
         AS TRUSTEE UNDER THE USCS INTERNATIONAL, INC. 401(K) PLAN

The Trustee of the USCS International, Inc. 401(k) Plan ("401(k)") seeks your instruction on how to vote your shares on the proposal listed on the reverse side of this Instruction Card. The Election of Two Directors has been proposed by the DST Board and is not related to or conditioned on the approval of any other proposal which may come before the meeting.

By signing this Instruction Card, you direct that the voting rights pertaining to shares of common stock of DST Systems, Inc. held by the Trustee and allocated to your 401(k) account shall be exercised as specified herein by you when the Trustee votes at the Annual Meeting of Stockholders to be held on May 11, 1999, or any adjournment thereof. You may revoke your instruction in the manner described in the Proxy Statement dated March 30, 1999, receipt of which you hereby acknowledge.

If you either fail to return this Instruction Card or do not specify your vote, the Trustee will vote shares allocated to your 401(k) account as the administrative committee of the 401(k) directs.


-------------------------------------------------------------------------------
    PLEASE DATE AND SIGN ON THE REVERSE AND RETURN IN THE ENCLOSED ENVELOPE
  OR MAKE YOUR INSTRUCTIONS BY TELEPHONE AT (877) 779-8683 OR ELECTRONICALLY AT
                            HTTP://WWW.EPROXYVOTE.COM/DST.
-------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND INSTRUCTION CARD.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683). FOR SHAREHOLDERS RESIDING OUTSIDE THE UNITED STATES CALL COLLECT ON A TOUCH-TONE PHONE 1-201-536-8073.
   THERE IS NO CHARGE FOR THIS CALL.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR INSTRUCTION CARD.

4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

----------------
VOTE BY INTERNET
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND INSTRUCTION CARD.

2. GO TO THE WEBSITE
   HTTP://WWW.EPROXYVOTE.COM/DST.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR INSTRUCTION CARD.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/dst anytime!

 DO NOT RETURN YOUR INSTRUCTION CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET